                                                                         (a)(17)

                                AMENDMENT NO. 16
                  TO AMENDED AND RESTATED DECLARATION OF TRUST
                               OF ING MUTUAL FUNDS

     THIS AMENDMENT NO. 16 TO THE AMENDED AND RESTATED DECLARATION OF TRUST OF ING MUTUAL FUNDS is made as of November 9, 2006, by the undersigned, constituting a majority of the Trustees of ING Mutual Funds (the "Trust").

     WHEREAS, the Amended and Restated Declaration of Trust ("Declaration of Trust") adopted as of June 3, 2004, designated certain series of Interests of the Trust; and

     WHEREAS, pursuant to Sections 6.01(f) and 9.03 of the Declaration of Trust, the Board of Trustees has authorized an amendment to the Declaration of Trust to abolish Class M shares for the following series of the Trust, effective on such date as determined by the appropriate officers of the Trust, with the advice of counsel:

ING Emerging Countries Fund

     NOW, THEREFORE, the Board of Trustees hereby amends the Declaration of Trust, effective January 3, 2007, as follows:

     The first two sentences of Section 8.08 of the Declaration of Trust are hereby amended and restated to read in full as follows:

"The Trustees may establish and designate series of Interests in accordance with the provisions of Section 6.01 hereof. The Trustees hereby establish and designate the series shown in the chart below under the heading "Series," and establish and designate the classes of each such series shown in the chart below under the heading "Classes":

SERIES                                  CLASSES
------                                  -------
ING Disciplined International           ING Disciplined International SmallCap Fund - Class A
SmallCap Fund                           ING Disciplined International SmallCap Fund - Class B
                                        ING Disciplined International SmallCap Fund - Class C
                                        ING Disciplined International SmallCap Fund - Class I

ING Diversified International Fund      ING Diversified International Fund - Class A
                                        ING Diversified International Fund - Class B
                                        ING Diversified International Fund - Class C
                                        ING Diversified International Fund - Class I
                                        ING Diversified International Fund - Class R

SERIES                                  CLASSES
------                                  -------
ING Emerging Countries Fund             ING Emerging Countries Fund - Class A
                                        ING Emerging Countries Fund - Class B
                                        ING Emerging Countries Fund - Class C
                                        ING Emerging Countries Fund - Class I
                                        ING Emerging Countries Fund - Class Q

ING Emerging Markets Fixed Income       ING Emerging Markets Fixed Income Fund - Class A
Fund                                    ING Emerging Markets Fixed Income Fund - Class B
                                        ING Emerging Markets Fixed Income Fund - Class C
                                        ING Emerging Markets Fixed Income Fund - Class I

ING Foreign Fund                        ING Foreign Fund - Class A
                                        ING Foreign Fund - Class B
                                        ING Foreign Fund - Class C
                                        ING Foreign Fund - Class I
                                        ING Foreign Fund - Class Q

ING Global Bond Fund                    ING Global Bond Fund - Class A
                                        ING Global Bond Fund - Class B
                                        ING Global Bond Fund - Class C
                                        ING Global Bond Fund - Class I

ING Global Equity Dividend Fund         ING Global Equity Dividend Fund - Class A
                                        ING Global Equity Dividend Fund - Class B
                                        ING Global Equity Dividend Fund - Class C
                                        ING Global Equity Dividend Fund - Class O

ING Global Natural Resources Fund       ING Global Natural Resources Fund - Class A
                                        ING Global Natural Resources Fund - Class B
                                        ING Global Natural Resources Fund - Class C
                                        ING Global Natural Resources Fund - Class Q

ING Global Real Estate Fund             ING Global Real Estate Fund - Class A
                                        ING Global Real Estate Fund - Class B
                                        ING Global Real Estate Fund - Class C
                                        ING Global Real Estate Fund - Class I
                                        ING Global Real Estate Fund - Class O

ING Global Value Choice Fund            ING Global Value Choice Fund - Class A
                                        ING Global Value Choice Fund - Class B
                                        ING Global Value Choice Fund - Class C

SERIES                                  CLASSES
------                                  -------
                                        ING Global Value Choice Fund - Class I
                                        ING Global Value Choice Fund - Class Q

ING Greater China Fund                  ING Greater China Fund - Class A
                                        ING Greater China Fund - Class B
                                        ING Greater China Fund - Class C
                                        ING Greater China Fund - Class I

ING Index Plus International Equity     ING Index Plus International Equity Fund - Class A
Fund                                    ING Index Plus International Equity Fund - Class B
                                        ING Index Plus International Equity Fund - Class C
                                        ING Index Plus International Equity Fund - Class I

ING International Capital               ING International Capital Appreciation Fund - Class A
Appreciation Fund                       ING International Capital Appreciation Fund - Class B
                                        ING International Capital Appreciation Fund - Class C
                                        ING International Capital Appreciation Fund - Class I

ING International Fund                  ING International Fund - Class A
                                        ING International Fund - Class B
                                        ING International Fund - Class C
                                        ING International Fund - Class I
                                        ING International Fund - Class Q

ING International Real Estate Fund      ING International Real Estate Fund - Class A
                                        ING International Real Estate Fund - Class B
                                        ING International Real Estate Fund - Class C
                                        ING International Real Estate Fund - Class I

ING International SmallCap Fund         ING International SmallCap Fund - Class A
                                        ING International SmallCap Fund - Class B
                                        ING International SmallCap Fund - Class C
                                        ING International SmallCap Fund - Class I
                                        ING International SmallCap Fund - Class Q

SERIES                                  CLASSES
------                                  -------
ING International Value Choice Fund     ING International Value Choice Fund - Class A
                                        ING International Value Choice Fund - Class B
                                        ING International Value Choice Fund - Class C
                                        ING International Value Choice Fund - Class I

ING International Value Opportunities   ING International Value Opportunities Fund - Class A
Fund                                    ING International Value Opportunities Fund - Class B
                                        ING International Value Opportunities Fund - Class C
                                        ING International Value Opportunities Fund - Class I

ING Russia Fund                         ING Russia Fund - Class A
                                        ING Russia Fund - Class B
                                        ING Russia Fund - Class C
                                        ING Russia Fund - Class Q"

IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.


/s/ John V. Boyer                       /s/ Jock Patton
-------------------------------------   ----------------------------------------
John V. Boyer, as Trustee               Jock Patton, as Trustee


/s/ Patricia W. Chadwick                /s/ Sheryl K. Pressler
-------------------------------------   ----------------------------------------
Patricia W. Chadwick, as Trustee        Sheryl K. Pressler, as Trustee


/s/ J. Michael Earley                   /s/ David W.C. Putnam
-------------------------------------   ----------------------------------------
J. Michael Earley, as Trustee           David W.C. Putnam, as Trustee


/s/ R. Barbara Gitenstein               /s/ John G. Turner
-------------------------------------   ----------------------------------------
R. Barbara Gitenstein, as Trustee       John G. Turner, as Trustee


/s/ Patrick W. Kenny                    /s/ Roger B. Vincent
-------------------------------------   ----------------------------------------
Patrick W. Kenny, as Trustee            Roger B. Vincent, as Trustee


/s/ Walter H. May
-------------------------------------
Walter H. May, as Trustee